                                                                    Exhibit 99.5


                            JOINT FILING AGREEMENT

     In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, the undersigned agree to the joint filing of a Statement on Schedule 13D (including any and all amendments thereto) with respect to the Common Stock, $0.01 par value per share, of StorageNetworks, Inc. and further agree that this Joint Filing Agreement be included as an Exhibit thereto. In addition, each party to this Agreement expressly authorizes each other party to this Agreement to file on its behalf any and all amendments to such Statement.


Date:  July 14, 2000

GOLDMAN, SACHS & CO.                                THE GOLDMAN SACHS GROUP, INC.

By: /s/ Roger S. Begelman                           By: /s/ Roger S. Begelman
--------------------------------------------        --------------------------------------------
Name:  Roger S. Begelman                            Name:  Roger S. Begelman
Title: Attorney-in-fact                             Title: Attorney-in-fact



GS CAPITAL PARTNERS III, L.P.                       GS ADVISORS III, L.L.C.

By: /s/ Roger S. Begelman                           By: /s/ Roger S. Begelman
--------------------------------------------        --------------------------------------------
Name:  Roger S. Begelman                            Name:  Roger S. Begelman
Title: Attorney-in-fact                             Title: Attorney-in-fact



GS CAPITAL PARTNERS III OFFSHORE, L.P.              STONE STREET FUND 1999, L.P.

By: /s/ Roger S. Begelman                           By: /s/ Roger S. Begelman
--------------------------------------------        --------------------------------------------
Name:  Roger S. Begelman                            Name:  Roger S. Begelman
Title: Attorney-in-fact                             Title: Attorney-in-fact



STONE STREET 1999, L.L.C.                           GOLDMAN, SACHS & CO OHG

By: /s/ Roger S. Begelman                           By: /s/ Roger S. Begelman
--------------------------------------------        --------------------------------------------
Name:  Roger S. Begelman                            Name:  Roger S. Begelman
Title: Attorney-in-fact                             Title: Attorney-in-fact



GS CAPITAL PARTNERS III GERMANY CIVIL LAW PARTNERSHIP
(with limitation of liability)

By:/s/ Roger S. Begelman
--------------------------------------------
Name:  Roger S. Begelman
Title: Attorney-in-fact

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